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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-86668.

                                          /s/ Arthur Andersen, LLP

                                          Arthur Andersen, LLP

Boston, Massachusetts
March 27, 1997